UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2019

CIM Income NAV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55187	22-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 16, 2019, CIM Income NAV, Inc. (the “Company”) reconvened the 2019 Annual Meeting of Stockholders (“2019 Annual Meeting”), originally convened and adjourned on June 26, 2019. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Company’s definitive proxy statement for the 2019 Annual Meeting, as filed with the Securities and Exchange Commission on April 17, 2019.
Proposal No. 1 — The Election of Six Directors to Hold Office Until the 2020 Annual Meeting of Stockholders and Until Their Successors are Duly Elected and Qualify
All of the director nominees listed below were elected by the Company’s stockholders to hold office until the next annual meeting of stockholders in 2020 and until his respective successor has been duly elected and qualifies or until his earlier resignation or removal as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard S. Ressler	13,446,846	309,080	1,820,657	1,509,382
George N. Fugelsang	13,368,592	352,923	1,855,068	1,509,382
W. Brian Kretzmer	13,436,061	309,415	1,831,107	1,509,382
Richard J. Lehmann	13,385,390	339,420	1,851,773	1,509,382
Avraham Shemesh	13,363,989	363,257	1,849,337	1,509,382
Roger D. Snell	13,429,035	317,850	1,829,698	1,509,382
Proposal No. 2 — The Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

The Company’s stockholders of record ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,717,532	217,312	1,151,121	N/A
No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2019	CIM INCOME NAV, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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